UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8‑K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2019

NEXTDECADE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36842	46-5723951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana Street, Suite 3900, Houston, Texas 77002
(Address of Principal Executive Offices) (Zip Code)

(713) 574-1880
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.0001 par value	NEXT	The NASDAQ Stock Market LLC

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.            Entry into a Material Definitive Agreement.

Series B Convertible Preferred Stock Purchase Agreement

On May 17, 2019,  NextDecade Corporation (the “Company”) entered into a Series B Convertible Preferred Stock Purchase Agreement (the “Series B Stock Purchase Agreement”) with each of (i)  York Tactical Energy Fund, L.P. (“York”), (ii) the Valinor Funds (as defined below), (iii) the Bardin Hill Funds (as defined below), and (iv) and HGC NEXT INV LLC (“HCG” and together with York, the Valinor Funds and the Bardin Hill Funds, the “Purchasers”) pursuant to which the Company agreed to sell, and the Purchasers agreed to purchase, an aggregate of $20.945 million of shares (the “Series B Shares”) of the Company’s Series B Convertible Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”), together with associated Warrants (as defined below).  The shares of Series B Preferred Stock to be issued pursuant to the Series B Stock Purchase Agreements  were previously approved by the Company’s stockholders at the Special Meeting of Stockholders on September 25, 2018.    The transactions contemplated by the Series B Stock Purchase Agreements are expected to close on or before May 24, 2019 (the “Closing Date”).

The term “Valinor Funds” means Valinor Capital Partners, L.P. and Valinor Capital Partners Offshore Master Fund, L.P. and the term “Bardin Hill Funds” means First Series of HDML Fund I LLC, Bardin Hill Event Driven Master Fund LP, and HCN LP.

Each Purchaser is a Company stockholder.  Pursuant to that certain Agreement and Plan of Merger, dated as of April 17, 2017, by and among the Company, each of York, the Valinor Funds and the Bardin Hill Funds and/or one or more of their affiliates, and the other parties named therein, three individuals, two individuals, and one individual from York, the Valinor Funds and the Bardin Hill Funds, respectively, were appointed to the Company’s board of directors (the “Board”).  Furthermore, pursuant to that certain Purchaser Rights Agreement, dated as of August 23, 2018, by and between the Company and HGC, a member of the Board was appointed by HGC.

The Company is conducting the Offering in reliance on the exemption from the registration requirements provided by Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”), or any other applicable Securities Act exemptions available to the Company.

The following is a summary of the material terms of the Series B Stock Purchase Agreements, which is qualified in its entirety by reference to the full text of the Series B Stock Purchase Agreements attached hereto as Exhibit 10.1,  Exhibit 10.3,  Exhibit 10.3 and Exhibit 10.4.

Purchase Price.  The purchase price of the Series B Preferred Stock is $1,000 per share, for an aggregate purchase price of $20.945 million (the “Aggregate Purchase Price”), exclusive of the additional shares of Series B Preferred Stock required to be issued to the Purchasers as origination fees for the Offering (described below).

Number of Shares of Series B Preferred Stock.  The Purchasers have agreed to purchase an aggregate of 20,945 Series B Shares for the Aggregate Purchase Price.

Origination Fee.  The Company will pay an origination fee to each of the Purchasers in additional shares of Series B Preferred Stock equal to approximately two percent (2%) of the Aggregate Purchase Price to be paid by each of the Purchasers for the shares of Series B Preferred Stock purchased by each of the Purchasers under the Series B Stock Purchase Agreements.  York, the Valinor Funds, the Bardin Hill Funds, and HGC will receive 100, 100, 66, and 152 shares of Series B Preferred Stock, respectively, as origination fees.

Representations, Warranties and Covenants.  The Series B Stock Purchase Agreements contain customary representations, warranties and covenants from the Company and the Purchasers.

Other Agreements.  Additional agreements are required to be executed and delivered on the Closing Date, including the Warrant Agreements, the Registration Rights Agreement and the Purchaser Rights Agreements.  Forms of these agreements are summarized below and are attached as exhibits hereto.

Certificate of Designations of Series B Preferred Stock

The Series B Preferred Stock are governed by the Certificate of Designations of Series B Convertible Preferred Stock (the “Series B Certificate of Designations”) filed by the Company with the Delaware Secretary of State on September 28, 2018.    Pursuant to the Series B Certificate of Designations, the Company is authorized to issue fifty thousand (50,000) shares of Series B Preferred Stock, subject to adjustment for shares of Series B Preferred Stock issued as origination fees contemplated by the Series B Purchase Agreement and paid-in-kind dividends on Series B Preferred Stock.

The following is a summary of the material terms of the Series B Certificate of Designations and is qualified in its entirety by reference to the full text of the Series B Certificate of Designations, which is attached hereto as Exhibit 3.1.

Optional Conversion.  The Company has the option to convert all, but not less than all, of the Series B Preferred Stock into shares of common stock, par value $0.0001 per share (the “Common Stock”), at a conversion price of $7.50 per share of Common Stock (the “Conversion Price”) on any date on which the volume weighted average trading price of shares of Common Stock for each trading day during any sixty (60) of the prior ninety (90) trading days is equal to or greater than 175% of the Conversion Price, in each case subject to certain terms and conditions.  In the event that the Company elects to convert the Series B Preferred Stock, the Company must also convert each series of then-issued and outstanding Parity Stock (as defined in the Series B Certificate of Designations) at the same time (if permitted in accordance with the terms of any other series of Parity Stock (as defined in the Series B Certificate of Designations) issued after the Closing Date).

Mandatory Conversion.  The Company must convert all of the Series B Preferred Stock into shares of Common Stock at the Conversion Price on the earlier of (i) ten (10) Business Days (as defined in the Series B Certificate of Designations) following a FID Event (as defined in the Series B Certificate of Designations) and (ii) the date that is the tenth (10th) anniversary of the Closing Date.

Dividends.  The Company will pay dividends on the Series B Preferred Stock and such dividends will be cumulative and accrue at a rate of twelve percent (12%) per annum on the then existing Series B Liquidation Preference (as defined in the Series B Certificate of Designations) and will be payable in cash or in-kind quarterly, at the Company’s option.  The Series B Preferred Stock will also participate, on an as-converted basis, in any dividends paid to the holders of shares of Common Stock.  The Company currently anticipates that it will elect to pay dividends on the Series B Preferred Stock in-kind, as opposed to paying dividends in cash, prior to the conversion of such shares to Common Stock.

Anti-Dilution.  The Conversion Price and the exercise price for the Warrants (as described below) will be subject to proportional adjustment for certain transactions relating to the Company’s capital stock, including stock splits, stock dividends and similar transactions and the Conversion Price will be subject to adjustments to reflect additional issuances of Common Stock, subject to certain exceptions.

Equity Issuances.  The Company is permitted to issue shares of Series C Convertible Preferred Stock (the “Series C Preferred Stock”) in an aggregate amount not to exceed $50 million at any time on or after March 28, 2020; provided, however, that the issuance of Series C Preferred Stock shall have pari passu priority with the Series B Preferred Stock.  If the Board authorizes the issuance of Series C Preferred Stock in the future, then such issuance may require the approval of the Company’s stockholders voting together as a single class.

Form of Warrant Agreement

The following is a summary of the material terms of the Form of Warrant Agreement and is qualified in its entirety by reference to the full text of the Form of Warrant Agreement, which is attached hereto as Exhibit 4.1.

Warrants.  The Series B Preferred Stock will be issued with detached warrants (the “Warrants”).  The Warrants will represent the right to acquire in the aggregate a  number of shares of Common Stock equal to (a)(i) the Aggregate Purchase Price paid by each of the Purchasers for the shares of Series B Preferred Stock divided by (ii) $35 million, multiplied by (b)(i) 0.5% multiplied by (ii) the number of fully diluted shares of all outstanding shares of Common Stock on the Exercise Date (as defined in the Series B Certificate of Designations) with a strike price of $0.01 per share.    The Warrants will have a fixed three-year term commencing on the Closing Date.

Warrant Exercise.  The Warrants may only be exercised by holders of Warrants at the expiration of such three-year term, except that the Company can force exercise of the Warrants prior to the expiration of the term if (i)  the volume weighted average trading price of shares of Common Stock for each trading day during any sixty (60) of the prior ninety (90) trading days is equal to or greater than 175% of the Conversion Price and (ii) the Company simultaneously elects to force a mandatory exercise of all other warrants then-outstanding and unexercised and held by any holder of Parity Stock (as defined in the Series B Certificate of Designations).

Form of Registration Rights Agreement

The following is a summary of the material terms of the Form of Registration Rights Agreement and is qualified in its entirety by reference to the full text of the Form of Registration Rights Agreement, which is attached hereto as Exhibit 10.5.

Registration Rights.  The holders of shares of Series B Preferred Stock will have customary demand and piggy-back registration rights covering shares of Common Stock underlying (i) the Series B Preferred Stock (including any Common Stock underlying the Series B Preferred Stock issued (a) as payment-in-kind dividends, and (b) in respect of the origination fees), and (ii) the Warrants.

Form of Purchaser Rights Agreement

The following is a summary of the material terms of the Form of Purchaser Rights Agreement and is qualified in its entirety by reference to the full text of the Form of Purchaser Rights Agreement, which is attached hereto as Exhibit 10.6.

Pursuant to the Purchaser Rights Agreement, the Company will grant the Purchasers the following additional rights, subject to certain limitations:

Project Equity Rights.  The Purchasers will have a right of first refusal to purchase any project-level equity or equity-linked securities (including, without limitation, preferred equity, combinations of equity or any other instruments or forms of equity capital) issued to finance the development, construction, commissioning and/or operation of the Company’s Rio Grande LNG facility to be located on the U.S. Gulf Coast (the “Project”).  The project-level equity rights shall be applied (i) as to a final investment decision (“FID”) on the first two liquefaction trains to be constructed as part of the Project, up to a maximum of $149.61 million and (ii) as to a FID on the third liquefaction train to be constructed as part of the Project, up to a maximum of $59.84 million, for a combined total amount not to exceed $209.45 million. The project equity rights are subject to certain transfer restrictions.

Series C Preferred Stock Purchase Rights.  Prior to an FID Event (as defined in the Purchaser Rights Agreement), the Purchasers will have the right to purchase their pro rata share of any future issuance of shares of Series C Preferred Stock of the Company in accordance with the terms of the Purchaser Rights Agreement.

No Offer or Solicitation

THE INFORMATION CONTAINED IN THIS CURRENT REPORT ON FORM 8-K IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY SHARES OF SERIES B PREFERRED STOCK OR ANY OTHER SECURITIES OF THE COMPANY.  THE SHARES OF SERIES B PREFERRED STOCK AND THE WARRANTS HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES ABSENT REGISTRATION UNDER THE SECURITIES ACT OR AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.  THE COMPANY IS FILING THIS CURRENT REPORT ON FORM 8-K WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION FOR THE SOLE PURPOSE OF REPORTING ITS ENTRY INTO THE SERIES B STOCK PURCHASE AGREEMENT, AS REQUIRED BY THE RULES AND REGULATIONS OF THE COMMISSION.

Item 3.02.            Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference in response to this Item 3.02.

Item 9.01.            Financial Statements and Exhibits.

(d)  Exhibits.

3.1(1)	Certificate of Designations of Series B Convertible Preferred Stock, dated September 28, 2018.

4.1	Form of Warrant Agreement.

10.1	Series B Convertible Preferred Stock Purchase Agreement, dated as of May 17, 2019, entered into by and between NextDecade Corporation and York Tactical Energy Fund, L.P.

10.2	Series B Convertible Preferred Stock Purchase Agreement, dated as of May 17, 2019, entered into by and between NextDecade Corporation and the Valinor Funds.

10.3	Series B Convertible Preferred Stock Purchase Agreement, dated as of May 17, 2019, entered into by and between NextDecade Corporation and the Bardin Hill Funds.

10.4	Series B Convertible Preferred Stock Purchase Agreement, dated as of May 17, 2019, entered into by and between NextDecade Corporation and HGC NEXT INV LLC.

10.5	Form of Registration Rights Agreement.

10.6	Form of Purchaser Rights Agreement.

(1)  Incorporated by reference to Exhibit 3.4 of the Registrant’s Quarterly Report on Form 10-Q, filed November 9, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2019

NEXTDECADE CORPORATION

By:	/s/ Krysta De Lima
Name: Krysta De Lima
Title: General Counsel